                                                                     EXHIBIT 28A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 11-K

                                 ANNUAL REPORT
                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

(Mark One):


[X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF
    1934 [FEE REQUIRED]. For the fiscal year ended December 31, 1996.


                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934 [NO FEE REQUIRED]. For the transition period from             to
                .

Commission File Number 1-11592

     A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                       HAYES WHEELS INTERNATIONAL, INC. SAVINGS
                       PLAN FOR REPRESENTED EMPLOYEES

     B. Name of issuer of securities held pursuant to the plan and the address of its principal executive office:

                       Hayes Wheels International, Inc.
                       38481 Huron River Drive
                       Romulus, Michigan 48174

     The following financial statements and exhibits are filed as part of this report:

     (a) Financial statements

        (1) Independent Auditors' Report


          (2) Statements of Net Assets Available for Plan Benefits, with Fund Information, as of December 31, 1996 and 1995



          (3) Statements of Changes in Net Assets Available for Plan Benefits with Fund Information for the year ended December 31, 1996 and 1995


        (4) Notes to Financial Statements

     (b) Exhibit 28 -- Consent of Independent Auditors

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, this annual report has been duly signed on behalf of the Plan by the undersigned, thereunto duly authorized.

                                          HAYES WHEELS INTERNATIONAL, INC.
                                          SAVINGS PLAN FOR REPRESENTED
                                          EMPLOYEES

                                          By: /s/ KURT M. SUCKOW
                                             ----------------------------------
                                            Kurt M. Suckow
                                            Plan Administrator


Date: June 30, 1997

HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
FOR REPRESENTED EMPLOYEES
Financial Statements and Schedules

Years ended December 31, 1996 and 1995
(With Independent Auditors' Report Thereon)

                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES

                               Table of Contents


                                                                                                            Page(s)
                                                                                                            -------

Independent Auditors' Report                                                                                   1

Statements of Assets Available for Plan Benefits with Fund Information as
  of December 31, 1996 and 1995                                                                                2

Statement of Changes in Assets Available for Plan Benefits with Fund
  Information for the year ended December 31, 1996                                                             3

Statement of Changes in Assets Available for Plan Benefits with Fund
  Information for the year ended December 31, 1995                                                             4

Notes to Financial Statements                                                                                  5-8


                                                                                                            Schedule
                                                                                                            --------

Item 27a - Schedule of Assets Held for Investment Purposes as of
  December 31, 1996                                                                                            1

Item 27d - Schedule of Reportable Transactions for the year ended
  December 31, 1996                                                                                            2




All other schedules required to be filed in accordance with the Employee Retirement Income Security Act of 1974 are not applicable and, accordingly, have been omitted.

                          Independent Auditors' Report


To the Retirement Committee of the
     Hayes Wheels International, Inc.
     Savings Plan for Represented Employees:


We have audited the accompanying statements of assets available for plan benefits of Hayes Wheels International, Inc. Savings Plan for Represented Employees as of December 31, 1996 and 1995, and the related statements of changes in assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets available for plan benefits as of December 31, 1996 and 1995, and the changes in assets available for plan benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules listed in the accompanying table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of assets available for plan benefits and the statements of changes in assets available for plan benefits is presented for purposes of additional analysis rather than to present the assets available for plan benefits and changes in assets available for plan benefits of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                           KPMG Peat Marwick LLP

Detroit, Michigan
May 30, 1997

                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
     Statements of Assets Available for Plan Benefits with Fund Information
                           December 31, 1996 and 1995



                                     1996
                                     ----


                                                                           Hayes
                                                    Short-Term             Wheels
                                            GIC     Government   Equity    Stock
                                            Fund       Fund       Fund     Fund      Total
                                            ----       ----       ----     ----      -----
Assets:
   Investments, at fair value:
       Comerica Short-Term Fund           $ 1,200   $    --     $ 3,657   $ 1,927  $    6,784
       Comerica Short-Term
           Government Fund                     --    237,807         --        --     237,807
       Comerica Core Growth Stock
           Equity Fund                         --         --    963,774        --     963,774
       Hayes Wheels International,
           Inc., common stock                  --         --         --    75,922      75,922
                                          --------  ----------  --------  -------  ----------
                                             1,200    237,807   967,431    77,849   1,284,287
Investment, at contract value:
       Comerica GIC Fund                   942,451         --        --        --     942,451
                                          --------  ----------  --------  -------  ----------
                    Total investments      943,651     237,807  967,431    77,849   2,226,738
Contributions receivable:
       Employer                                108          24       99        10         241
       Employee                             19,584       3,511    17,199    1,423      41,717
Interfund receivable (payable)              (2,535)         85     1,266    1,184          --
Cash overdraft                                  --          --        --       --          --
Accrued income                               4,954       1,011       115       15       6,095
Other - unsettled trades                        --          --        --       --          --
                                          --------  ----------  --------  -------  ----------
                  Assets available
                      for plan
                      Benefits            $965,762  $  242,438  $986,110  $80,481  $2,274,791
                                          ========  ==========  ========  =======  ==========




                                     1995
                                     ----

<Capton>                                                                       Hayes
                                                        Short-Term             Wheels
                                            GIC         Government   Equity    Stock
                                            Fund           Fund       Fund     Fund          Total
                                            ----           ----      -----     ----          -----

Assets:
  Investments, at fair value:
       Comerica Short-Term Fund         $     --          $   --   $     --   $    --      $    --
       Comerica Short-Term
           Government Fund                    --          237,424        --        --       237,424
       Comerica Core Growth Stock
           Equity Fund                        --               --   529,421        --       529,421
       Hayes Wheels International,
           Inc., common stock                 --               --        --    53,299        53,299
                                        --------          -------  --------   -------      --------
                                              --          237,424  529,421     53,299       820,144
Investment, at contract value:
       Comerica GIC Fund                 726,399            1,817       --         --       728,216
                                        --------          -------  --------   -------      --------
                  Total investments      726,399          239,241  529,421     53,299     1,548,360
Contributions receivable:
       Employer                              135               93       37         44           309
       Employee                           20,935           12,431    4,371      6,339        44,076
Interfund receivable (payable)             4,316           (9,144)   6,165     (1,337)           --
Cash overdraft                               --                --       --     (1,050)       (1,050)
Accrued income                             3,942            1,133       25         73         5,173
Other - unsettled trades                      --               --       --      8,421         8,421
                                        --------          -------  --------   -------      --------
                  Assets available
                      for plan
                      Benefits          $755,727         $243,754  $540,019   $65,789    $1,605,289
                                        ========         ========  ========   =======    ==========



See accompanying notes to financial statements.

                HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                          FOR REPRESENTED EMPLOYEES
     Statement of Changes in Assets Available for Plan Benefits with
                               Fund Information
                              December 31, 1996


                                                                         Short-Term             Hayes
                                                                 GIC     Government   Equity     Wheels
                                                                 Fund       Fund       Fund    Stock Fund    Total
                                                                 ----      -----       ----    ----------    -----
Additions:
  Investment income:
     Interest and dividends                                   $  52,713 $    12,700  $  1,417  $    1,421  $   68,251
     Net realized and unrealized appreciation in
        fair value of investments                                   --          --    154,579      27,556     182,135
                                                              --------  ----------   --------  ----------  ----------
                Total investment income                         52,713      12,700    155,996      28,977     250,386
                                                              --------  ----------   --------  ----------  ----------
Contributions:
  Employer                                                       1,006         908      1,458         277       3,649
  Employee                                                     266,894      61,327    219,465      35,177     582,863
  Rollovers                                                      1,200          --      3,600          --       4,800
                                                              --------  ----------   --------  ----------  ----------
                Total contributions                           269,100      62,235    224,523      35,454     591,312
                                                              --------  ----------   --------  ----------  ----------
                Total additions                               321,813      74,935    380,519      64,431     841,698
                                                              --------  ----------   --------  ----------  ----------
Deductions - benefit payments                                 (40,209)    (51,031)   (76,192)     (4,764)   (172,196)

Net transfers (to) from other funds                           (71,569)    (25,220)    141,764    (44,975)          --
                                                              --------  ----------   --------  ----------  ----------
Net increase (decrease) in plan assets                         210,035     (1,316)    446,091      14,692     669,502

Assets available for plan benefits:
   Beginning of year                                           755,727     243,754    540,019      65,789   1,605,289
                                                              --------  ----------   --------  ----------  ----------
   End of year                                                $965,762  $  242,438   $986,110  $   80,481  $2,274,791
                                                              ========  ==========   ========  ==========  ==========

See accompanying notes to financial statements.

                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
Statement of Changes in Assets Available for Plan Benefits with Fund Information
                               December 31, 1995



                                                                                   Short-Term              Hayes
                                                                 Cash      GIC     Government   Equity     Wheels
                                                                Account    Fund       Fund       Fund    Stock Fund    Total
                                                                -------    ----       ----       ----    ----------    -----
Additions:
  Investment income:
     Interest and dividends                                     $   --   $40,063   $  12,514   $   765   $     227   $  53,569
     Net realized and unrealized appreciation in
        fair value of investments                                   --        --          --   112,684      10,146     122,830
                                                                -------  --------  ----------  --------  ----------  ----------
                 Total investment income                            --    40,063      12,514   113,449      10,373     176,399
                                                                -------  --------  ----------  --------  ----------  ----------
Contributions:
  Employer                                                           --       840         565     1,149         161       2,715
  Employee                                                           --   198,932      54,572   126,664      28,871     409,039
  Rollovers                                                          --        --         844       844          --       1,688
                                                                -------  --------  ----------  --------  ----------  ----------
                 Total contributions                                 --   199,772      55,981   128,657      29,032     413,442
                                                                -------  --------  ----------  --------  ----------  ----------
                 Total additions                                     --   239,835      68,495   242,106      39,405     589,841
                                                                -------  --------  ----------  --------  ----------  ----------
Deductions - benefit payments                                        --  (45,215)    (10,046)  (27,874)     (2,298)    (85,433)

Net transfers (to) from other funds                                 (4)    14,701     (8,418)  (18,478)      12,199          --
                                                                -------  --------  ----------  --------  ----------  ----------
Net increase in plan assets                                         (4)   209,321      50,031   195,754      49,306     504,408

Assets available for plan benefits:
   Beginning of year                                                  4   546,406     193,723   344,265      16,483   1,100,881
                                                                -------  --------  ----------  --------  ----------  ----------
   End of year                                                  $    --  $755,727  $  243,754  $540,019  $   65,789  $1,605,289
                                                                =======  ========  ==========  ========  ==========  ==========

See accompanying notes to financial statements.

                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
                         Notes to Financial Statements
                           December 31, 1996 and 1995



(1) Description of the Plan

    The Hayes Wheels International, Inc. Savings Plan for Represented Employees (the Plan) was established on August 1, 1985, and amended and restated January 1, 1993. The Plan is a contributory, defined-contribution plan designed to provide eligible employees (represented by a bargaining unit) of a participating plant, division, or subsidiary of Hayes Wheels International, Inc. (the Company), with a vehicle to systematically save funds. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

    At December 31, 1996 and 1995, two groups were participating in the Plan: the Howell plant employees, and the Romulus plant employees.

    Terms for each group are negotiated separately and may differ. The following is a description of the Plan's requirements for each participating group. Participants should refer to the plan agreement for more complete information.

    Eligibility

    HOWELL

    Hourly employees represented by a bargaining unit of the plant are eligible to participate in the Plan after three full calendar months of service.

    ROMULUS

    Hourly and salaried employees represented by a bargaining unit of the plant are eligible to participate in the Plan upon three full calendar months of service.

    Participant Contributions

    Participants of both plants may elect to make a tax deferred contribution of 1 percent to 15 percent of their compensation up to an annual maximum specified by the Internal Revenue Service. Prior to July 1, 1995, the maximum contribution was 6 percent. The participant may also elect the percentage of their contribution to be allocated to each fund in multiples of 25 percent.

                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
                    Notes to Financial Statements, Continued



(1) Description of the Plan, Continued

    Employer Contribution

    Only employee contributions are allowed under the plan agreement for Romulus. Howell participant contributions are matched $0.10 per dollar of the first 2 percent of compensation contributed.

    Vesting

    Participants are fully vested in their participant contributions. Vesting of employer contributions is based on years of eligible service as follows:


                             Years of                  Percentage
                         Eligible Service                Vested
                         ----------------                ------

                         Less than 3                         0%
                         3 but less than 4                  30
                         4 but less than 5                  40
                         5 but less than 6                  60
                         6 but less than 7                  80
                         7 or more                         100


    Investment Funds
    ----------------

    Participants direct their accounts to be invested in the four common collective trust funds under the Plan. The trustee of the Plan, Comerica Bank, maintains the following funds for the Plan:

              Fund                            Description
              ----                            -----------


GIC Fund                    Invests in high-quality investment contracts issued
                            by selected insurance companies and banks.
Short-Term Government Fund  Short-term fixed-income fund that invests only in
                            U.S. Treasury obligations and in repurchase
                            agreements collateralized by U.S Treasury
                            obligations.
Equity Fund                 Invests in the common stocks of high-quality
                            companies with consistent and superior
                            earnings-per-share growth.
Hayes Wheels Stock Fund     Invests primarily in the common stock of the
                            Company.



                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
                    Notes to Financial Statements, Continued



(1) Description of the Plan, Continued

    Forfeitures

    Nonvested employer contributions of terminated employees become forfeitures after a one-year break in service and are used to reduce future employer contributions.

    Allocations

    Each participant's account is credited with the participant's contribution, the employer's contribution, and an allocation of plan earnings. Allocations are computed at the end of each calendar quarter based on the participant's account balance.

    Withdrawals

    Upon retirement, disability, or death, the entire balance of the participant's account becomes payable to the participant or the participant's beneficiary. Upon any other termination of employment, the participant receives the vested portion of their account. Withdrawals are also permitted for financial hardship or upon attainment of age 59 1/2 under certain provisions of the Plan. All benefits are payable in lump sum.

    Administrative Expenses

    The Company pays all administrative expenses associated with the Plan.

(2) Summary of Significant Accounting Policies

    Basis of Presentation

    The accompanying financial statements are presented on the accrual basis of accounting such that all income, benefits, and expenses are recognized in the period to which they relate.

    Valuation of Investments

    Investments in common stock and bank common collective trust funds, except the GIC Fund, are stated at their aggregate fair value as reported by Comerica Bank, the trustee, based upon quoted market prices of the underlying investments within the funds. Unrealized and realized gains or losses are reflected currently in the statement of changes in assets available for plan participants. Purchases and sales of fund units or securities are recorded on a trade-date basis.

                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
                    Notes to Financial Statements, Continued



(2) Summary of Significant Accounting Policies, Continued

    The Plan's GIC Fund is valued at the aggregate of the contract values of the guaranteed investment contracts with insurance companies held by the Fund, as the fund investments are fully benefit responsive. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to pay benefits under the Plan.

(3) Tax Status

    The Internal Revenue Service, in a letter dated July 22, 1996, determined that the Plan meets the requirements of section 401(a) of the Internal Revenue Code and is exempt from federal income tax under section 501(a) of the Code.

(4) Termination of the Plan

    The Company has reserved the right to terminate or amend the Plan at any time. In the event of complete or partial termination of the Plan, participants become 100 percent vested in their accounts and the balance in the participant's account will be distributed at the discretion of the committee which administers the Plan.

(5) Related Party Transactions

    Comerica Bank serves as the Plan's recordkeeper and trustee. The Plan has invested $2,150,816 of assets in Comerica sponsored funds at December 31, 1996.

                                                                      Schedule 1



                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
           Item 27a - Schedule of Assets Held for Investment Purposes
                               December 31, 1996



                                                Description of
                                                  Investment,
                                               Including Maturity
                                                 Date, Rate of
                                               Interest Collateral,
     Identity of Issue, Borrower,                   Par or                               Current
       Lessor, or Similar Party                 Maturity Value           Cost             Value
       ------------------------                 --------------           ----             -----
Comerica Short-Term Fund*                         6,784 units           $6,784            $6,784
Comerica Short-Term Government Fund*            237,807 units          237,807           237,807
Comerica Core Growth Stock Equity Fund*           5,299 units          715,813           963,774
Comerica GIC Fund*                              942,451 units          942,451           942,451
Hayes Wheels International, Inc., common
   stock*                                        1,972 shares           65,756            75,922
                                                                    ----------        ----------
              Total                                                 $1,968,611        $2,226,738
                                                  ==========        ==========


*Party-in-interest

                                                                      Schedule 2




















                 HAYES WHEELS INTERNATIONAL, INC. SAVINGS PLAN
                           FOR REPRESENTED EMPLOYEES
                 Item 27d - Schedule of Reportable Transactions
                      For the year ended December 31, 1996

                                                                     PAGE NO. 16
                                                              ACCOUNT NO. 80943B

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $726,398.54
                          HAYES WHEELS REPRESENTED-GIC
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

                                                                                       ADJUSTED
                                 PURCH/SALE      TRANSACTION     PURCHASE/SALE        HISTORICAL
TRADE DATSHARES/PV                 PRICE           EXPENSE          PROCEEDS             COST

            GIC FUND/COMMINGLED INVESTMENT FUND
            ===================================
12/31/95     3,941 PURCHASED          1.00            0.00           -3,941.26          3,941.26
01/24/96       248 PURCHASED          1.00            0.00             -248.00            248.00
01/25/96    24,500 PURCHASED          1.00            0.00          -24,500.00         24,500.00
01/29/96     2,448 SOLD               1.00            0.00           -2,447.86          2,447.86
01/31/96     3,947 PURCHASED          1.00            0.00           -3,946.89          3,946.89
02/16/96    25,091 PURCHASED          1.00            0.00          -2,5091.00         25,091.00
02/29/96     3,820 PURCHASED          1.00            0.00           -3,819.87          3,819.87
03/07/96     4,332 PURCHASED          1.00            0.00           -4,332.46          4,332.46
03/13/96    10,676 SOLD               1.00            0.00          -10,676.18         10,676.18
03/19/96    40,542 PURCHASED          1.00            0.00          -40,541.70         40,541.70
03/28/96       503 SOLD               1.00            0.00             -503.00            503.00
04/01/96    10,810 SOLD               1.00            0.00          -10,809.74         10,809.74
03/31/96     4,202 PURCHASED          1.00            0.00           -4,201.64          4,201.64
04/10/96       920 PURCHASED          1.00            0.00             -919.88            919.88
04/11/96    21,051 PURCHASED          1.00            0.00          -21,050.57         21,050.57
04/30/96     4,257 PURCHASED          1.00            0.00           -4,256.96          4,256.96
05/06/96    22,401 PURCHASED          1.00            0.00          -22,400.92         22,400.92
05/13/96     2,829 SOLD               1.00            0.00           -2,829.14          2,829.14
05/14/96     8,022 SOLD               1.00            0.00           -8,021.92          8,021.92
05/31/96     4,481 PURCHASED          1.00            0.00           -4,480.61          4,480.61
06/20/96    25,943 PURCHASED          1.00            0.00          -25,943.21         25,943.21
06/25/96     2,280 SOLD               1.00            0.00           -2,279.96          2,279.96
07/01/96    46,081 SOLD               1.00            0.00          -46,080.65         46,080.65
06/30/96     4,418 PURCHASED          1.00            0.00           -4,417.82          4,417.82
07/29/96     1,600 SOLD               1.00            0.00           -1,600.00          1,600.00
07/30/96    22,670 PURCHASED          1.00            0.00          -22,669.86         22,669.86
07/31/96     4,431 PURCHASED          1.00            0.00           -4,431.46          4,431.46
08/20/96    17,714 PURCHASED          1.00            0.00          -17,714.04         17,714.04
08/22/96    13,589 SOLD               1.00            0.00          -13,588.61         13,588.61
08/31/96     4,553 PURCHASED          1.00            0.00           -4,553.42          4,553.42
09/30/96     6,644 PURCHASED          1.00            0.00           -6,644.42          6,644.42
09/30/96     4,455 PURCHASED          1.00            0.00           -4,455.36          4,455.36
10/30/96     5,311 PURCHASED          1.00            0.00           -5,311.00          5,311.00
10/31/96     4,695 PURCHASED          1.00            0.00           -4,695.16          4,695.16
11/08/96    41,469 PURCHASED          1.00            0.00          -41,468.56         41,468.56
11/13/96    24,639 SOLD               1.00            0.00          -24,639.43         24,639.43
11/19/96     5,410 SOLD               1.00            0.00           -5,409.75          5,409.75
11/30/96     4,716 PURCHASED          1.00            0.00           -4,715.82          4,715.82
12/19/96    34,187 PURCHASED          1.00            0.00          -34,186.85         34,186.85

                                                                    473,824.98

                                                                     PAGE NO. 17
                                                              ACCOUNT NO. 80943B

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $726,398.54
                          HAYES WHEELS REPRESENTED-GIC
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

                                                                                        ADJUSTED
                                   PURCH/SALE    TRANSACTION      PURCHASE/SALE        HISTORICAL
TRADE DATE SHARES/PV                  PRICE        EXPENSE          PROCEEDS              COST

            SHORT-TERM FUND
            ====================================
01/03/96     7,310 PURCHASED          1.00            0.00           -7,309.50          7,309.50
01/12/96    17,491 PURCHASED          1.00            0.00          -17,490.64         17,490.64
01/25/96       248 SOLD               1.00            0.00             -248.00            248.00
01/26/96    24,500 SOLD               1.00            0.00           24,500.00         24,500.00
01/29/96        52 SOLD               1.00            0.00               52.14             52.14
02/02/96        64 PURCHASED          1.00            0.00              -64.25             64.25
02/16/96    25,028 PURCHASED          1.00            0.00          -25,027.59         25,027.59
02/20/96    25,091 SOLD               1.00            0.00          -25,091.00         25,091.00
03/04/96        15 PURCHASED          1.00            0.00              -15.27             15.27
03/07/96        16 SOLD               1.00            0.00              -16.11             16.11
03/19/96    40,542 PURCHASED          1.00            0.00          -40,541.70         40,541.70
03/20/96    40,542 SOLD               1.00            0.00           40,541.70         40,541.70
03/29/96         0 PURCHASED          1.00            0.00               -0.03              0.03
04/02/96         6 PURCHASED          1.00            0.00               -5.93              5.93
04/10/96         6 SOLD               1.00            0.00                5.96              5.96
04/11/96     1,155 SOLD               1.00            0.00            1,155.32          1,155.32
04/11/96     1,155 PURCHASED          1.00            0.00           -1,155.32          1,155.32
04/12/96     1,155 PURCHASED          1.00            0.00           -1,155.32          1,155.32
04/15/96     1,155 SOLD               1.00            0.00             ,155.32          1,155.32
05/02/96         1 PURCHASED          1.00            0.00               -0.51              0.51
05/07/96         1 SOLD               1.00            0.00                0.51              0.51
09/26/96    21,644 PURCHASED          1.00            0.00          -21,644.24         21,644.24
10/01/96     6,644 SOLD               1.00            0.00            6,644.42          6,644.42
10/02/96     9,683 SOLD               1.00            0.00            9,682.79          9,682.79
10/04/96         5 SOLD               1.00            0.00                5.44              5.44
10/31/96     5,311 SOLD               1.00            0.00            5,311.00          5,311.00
11/04/96        25 PURCHASED          1.00            0.00              -25.15             25.15
12/03/96         0 PURCHASED          1.00            0.00               -0.10              0.10
12/20/96        26 SOLD               1.00            0.00               25.80             25.80
12/27/96     1,200 PURCHASED          1.00            0.00           -1,199.96          1,199.96

                                                                    230,071.02

                                                                     PAGE NO. 17
                               ACCOUNT NO. 80943D

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $529,421.24
                          HAYES WHEELS REPRESENTED-EQUITY
JANUARY 1, 1996            THROUGH DECEMBER 31, 1996

                                                                           ADJUSTED
                               PURCH/SALE    TRANSACTION   PURCHASE/SALE  HISTORICAL
TRADE DATE    SHARES/PV          PRICE        EXPENSE        PROCEEDS       COST

             SHORT-TERM FUND
           ==================
01/02/96    17,895 PURCHASED          1.00            0.00     -17,895.00    17,895.00
01/03/96     2,216 PURCHASED          1.00            0.00      -2,215.97     2,215.97
01/12/96     2,233 PURCHASED          1.00            0.00      -2,232.86     2,232.86
01/23/96    22,344 SOLD               1.00            0.00      22,343.89    22,343.89
01/25/96         1 PURCHASED          1.00            0.00          -0.88         0.88
02/02/96        78 PURCHASED          1.00            0.00         -78.37        78.37
02/16/96    14,795 PURCHASED          1.00            0.00     -14,795.07    14,795.07
02/20/96    14,874 SOLD               1.00            0.00      14,874.00    14,874.00
03/04/96         9 PURCHASED          1.00            0.00          -9.14         9.14
03/07/96         9 PURCHASED          1.00            0.00           9.46         9.46
03/13/96    29,844 SOLD               1.00            0.00      29,843.87    29,843.87
03/13/96    29,844 PURCHASED          1.00            0.00     -29,843.87    29,843.87
03/19/96    25,282 PURCHASED          1.00            0.00     -25,281.77    25,281.77
03/20/96    25,282 SOLD               1.00            0.00      25,281.77    25,281.77
03/21/96         0 PURCHASED          1.00            0.00          -0.01         0.01
04/02/96         4 PURCHASED          1.00            0.00          -3.70         3.70
04/10/96         4 SOLD               1.00            0.00           3.71         3.71
04/16/96         0 PURCHASED          1.00            0.00          -0.12         0.12
05/07/96         0 SOLD               1.00            0.00           0.01         0.01
05/15/96         0 SOLD               1.00            0.00           0.11         0.11
06/24/96         0 PURCHASED          1.00            0.00          -0.01         0.01
06/27/96         0 PURCHASED          1.00            0.00          -0.01         0.01
07/01/96         0 SOLD               1.00            0.00           0.02         0.02
07/02/96         0 PURCHASED          1.00            0.00          -0.02         0.02
07/31/96         0 SOLD               1.00            0.00           0.01         0.01
08/22/96         0 PURCHASED          1.00            0.00          -0.01         0.01
09/26/96    17,032 PURCHASED          1.00            0.00     -17,032.06    17,032.06
10/01/96    17,032 SOLD               1.00            0.00      17,032.08    17,032.08
10/02/96     6,113 PURCHASED          1.00            0.00      -6,113.06     6,113.06
10/30/96       413 SOLD               1.00            0.00         413.03       413.03
10/31/96     5,700 SOLD               1.00            0.00       5,700.00     5,700.00
11/01/96         0 PURCHASED          1.00            0.00          -0.01         0.01
11/04/96        26 PURCHASED          1.00            0.00         -26.30        26.30
11/12/96        26 SOLD               1.00            0.00          26.00        26.00
11/13/96    34,190 PURCHASED          1.00            0.00     -34,189.79    34,189.79
11/19/96    27,654 PURCHASED          1.00            0.00     -27,654.00    27,654.00
11/20/96    34,190 SOLD               1.00            0.00      34,189.94    34,189.94
12/03/96        86 PURCHASED          1.00            0.00         -85.61        85.61
12/06/96    27,740 PURCHASED          1.00            0.00     -27,739.79    27,739.79
12/09/96    27,740 SOLD               1.00            0.00      27,739.79    27,739.79
12/19/96    34,999 PURCHASED          1.00            0.00     -34,999.30    34,999.30
12/20/96    27,740 SOLD               1.00            0.00      27,739.74    27,739.74

                                                                     PAGE NO. 18
                                                              ACCOUNT NO. 80943D

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $529,421.24
                          HAYES WHEELS REPRESENTED-EQUITY
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

                                                                              ADJUSTED
                                   PURCH/SALE    TRANSACTION   PURCHASE/SALE  HISTORICAL
TRADE DATE   SHARES/PV                PRICE        EXPENSE        PROCEEDS       COST

12/23/96    34,999 SOLD               1.00            0.00      34,999.36    34,999.36
12/24/96         0 PURCHASED          1.00            0.00         -0.01         0.01
12/27/96     3,600 PURCHASED          1.00            0.00      -3,599.89     3,599.89

                                                               483,993.42


                                                                     PAGE NO. 14
                                                              ACCOUNT NO. 80943C

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $239,240.62
                          HAYES WHEELS REPRESENTED-ST GOV'T
JANUARY 1, 1996            THROUGH DECEMBER 31, 1996

                                                                              ADJUSTED
                                   PURCH/SALE    TRANSACTION   PURCHASE/SALE  HISTORICAL
TRADE DATE   SHARES/PV               PRICE        EXPENSE        PROCEEDS       COST

         SHORT-TERM GOVT FUND SER 2
         ==========================
01/03/96     1,058 SOLD               1.00            0.00       1,058.05     1,058.05
01/12/96    11,536 PURCHASED          1.00            0.00     -11,536.38    11,536.38
01/25/96     1,817 PURCHASED          1.00            0.00      -1,816.80     1,816.80
02/02/96     1,131 PURCHASED          1.00            0.00      -1,131.39     1,131.39
02/16/96     5,650 PURCHASED          1.00            0.00      -5,650.28     5,650.28
03/04/96     1,049 PURCHASED          1.00            0.00      -1,048.64     1,048.64
03/07/96     9,144 SOLD               1.00            0.00      -9,143.80     9,143.80
03/13/96    10,035 SOLD               1.00            0.00     -10,035.38    10,035.38
03/19/96    10,253 PURCHASED          1.00            0.00     -10,253.16    10,253.16
03/28/96       634 SOLD               1.00            0.00         633.57       633.57
04/01/96     2,817 SOLD               1.00            0.00      -2,816.54     2,816.54
04/02/96     1,084 PURCHASED          1.00            0.00      -1,083.92     1,083.92
04/10/96       952 SOLD               1.00            0.00         951.82       951.82
04/12/96     5,324 PURCHASED          1.00            0.00      -5,323.77     5,323.77
05/02/96     1,045 PURCHASED          1.00            0.00      -1,044.81     1,044.81
05/06/96     5,178 PURCHASED          1.00            0.00      -5,178.42     5,178.42
05/13/96       653 SOLD               1.00            0.00         653.04       653.04
05/15/96        97 PURCHASED          1.00            0.00         -96.90        96.90
05/31/96       993 SOLD               1.00            0.00         992.76       992.76
06/04/96     1,104 PURCHASED          1.00            0.00      -1,104.23     1,104.23
06/20/96     5,997 PURCHASED          1.00            0.00      -5,997.43     5,997.43
06/25/96       193 PURCHASED          1.00            0.00        -192.84       192.84
07/01/96     5,366 SOLD               1.00            0.00       5,366.35     5,366.35
07/02/96     1,084 PURCHASED          1.00            0.00      -1,083.60     1,083.60
07/30/96     3,646 PURCHASED          1.00            0.00      -3,645.66     3,645.66
08/02/96     1,126 PURCHASED          1.00            0.00      -1,125.72     1,125.72
08/20/96     4,795 PURCHASED          1.00            0.00      -4,794.50     4,794.50
08/22/96    30,391 SOLD               1.00            0.00      30,390.81    30,390.81
09/04/96     1,129 PURCHASED          1.00            0.00      -1,128.84     1,128.84
09/26/96     6,477 PURCHASED          1.00            0.00      -6,477.17     6,477.17
10/02/96    12,448 SOLD               1.00            0.00     -12,448.21    12,448.21
10/03/96       925 SOLD               1.00            0.00         924.94       924.94
10/04/96     1,043 SOLD               1.00            0.00      -1,042.97     1,042.97
10/30/96       413 SOLD               1.00            0.00         413.03       413.03
11/04/96     1,016 PURCHASED          1.00            0.00      -1,015.97     1,015.97
11/08/96     5,214 PURCHASED          1.00            0.00      -5,213.77     5,213.77
11/13/96    14,995 SOLD               1.00            0.00      14,995.09    14,995.09
11/20/96     3,280 SOLD               1.00            0.00       3,279.94     3,279.94
11/25/96        36 SOLD               1.00            0.00          36.13        36.13
12/03/96       961 PURCHASED          1.00            0.00        -960.62       960.62
12/19/96    18,661 PURCHASED          1.00            0.00     -18,660.99    18,660.99

                                                                     PAGE NO. 15
                                                         ACCOUNT NO. 80943C


                                [COMERICA LOGO]

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                   COMPUTED ON A 01/01/96 VALUE OF $239,240.62
                        HAYES WHEELS REPRESENTED - ST. GOV'T
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

                                                                           ADJUSTED
                               PURCH/SALE    TRANSACTION   PURCHASE/SALE  HISTORICAL
TRADE DATE   SHARES/PV            PRICE        EXPENSE        PROCEEDS       COST
                                                             190,748.24

                                                                  PAGE NO. 16
                                                       ACCOUNT NO. 80943A

                                [COMERICA LOGO]

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $819.66
                          HAYES WHEELS REPRESENTED-CASH
JANUARY 1, 1996            THROUGH DECEMBER 31, 1996

                                                                                  ADJUSTED
                                    PURCH/SALE      TRANSACTION  PURCHASE/SALE   HISTORICAL
TRADE DATE         SHARES/PV          PRICE           EXPENSE      PROCEEDS        COST

                     SHORT-TERM FUND
           ====================================
01/03/96         4 PURCHASED          1.00            0.00         -3.77         3.77
01/29/96       823 SOLD               1.00            0.00        823.43       823.43
01/30/96       823 PURCHASED          1.00            0.00       -823.43       823.43
02/02/96         4 PURCHASED          1.00            0.00         -3.86         3.86
02/21/96       781 SOLD               1.00            0.00        780.70       780.70
03/04/96         3 PURCHASED          1.00            0.00         -2.57         2.57
03/07/96        43 SOLD               1.00            0.00         42.73        42.73
03/13/96         6 SOLD               1.00            0.00         -6.43         6.43
03/15/96         6 PURCHASED          1.00            0.00         -6.43         6.43
04/02/96         0 PURCHASED          1.00            0.00         -0.06         0.06
05/02/96         0 PURCHASED          1.00            0.00         -0.03         0.03
05/03/96    45,465 PURCHASED          1.00            0.00    -45,464.61    45,464.61
05/06/96    45,465 SOLD               1.00            0.00    -45,464.61    45,464.61
05/15/96         6 SOLD               1.00            0.00          6.49         6.49
06/03/96       993 PURCHASED          1.00            0.00       -992.76       992.76
06/04/96       973 SOLD               1.00            0.00        972.68       972.68
07/02/96         0 PURCHASED          1.00            0.00         -0.23         0.23
07/24/96    45,688 PURCHASED          1.00            0.00    -45,688.29    45,688.29
07/30/96    45,709 SOLD               1.00            0.00     45,708.63    45,708.63
08/02/96        41 PURCHASED          1.00            0.00        -41.02        41.02
08/14/96    38,864 PURCHASED          1.00            0.00    -38,864.19    38,864.19
08/20/96    38,864 SOLD               1.00            0.00     38,864.19    38,864.19
08/21/96        41 SOLD               1.00            0.00         41.02        41.02
08/23/96    14,041 PURCHASED          1.00            0.00    -14,041.02    14,041.02
09/04/96    13,946 SOLD               1.00            0.00     13,946.26    13,946.26
09/23/96        95 SOLD               1.00            0.00         94.76        94.76
10/04/96       378 PURCHASED          1.00            0.00       -378.10       378.10
10/24/96       378 SOLD               1.00            0.00        378.10       378.10
10/30/96    40,665 PURCHASED          1.00            0.00    -40,664.60    40,664.60
10/31/96       165 SOLD               1.00            0.00        165.21       165.21
11/04/96        13 PURCHASED          1.00            0.00        -13.29        13.29
11/07/96    46,014 PURCHASED          1.00            0.00    -46,013.56    46,013.56
11/08/96    74,562 SOLD               1.00            0.00     74,562.37    74,562.37
11/12/96    11,964 SOLD               1.00            0.00     11,963.87    11,963.87
12/03/96        56 PURCHASED          1.00            0.00        -56.44        56.44
12/27/96         0 SOLD               1.00            0.00          0.01         0.01

                                                              466,879.75


                                                                     PAGE NO. 16
                                                           ACCOUNT NO. 80943E
                                [COMERICA LOGO]

                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                  COMPUTED ON A 01/01/96 VALUE OF $62,346.49
                          HAYES WHEELS REPRESENTED-STOCK
JANUARY 1, 1996             THROUGH DECEMBER 31, 1996

                                                                                 ADJUSTED
                                    PURCH/SALE      TRANSACTION  PURCHASE/SALE  HISTORICAL
TRADE DATE      SHARES/PV             PRICE          EXPENSE     PROCEEDS         COST

                HAYES WHEEL INTL INC
         ===================================
12/27/95        41 SOLD               25.92            8.20       1,062.89          924.02
12/29/95       288 SOLD               25.55           57.60       7,358.15        6,490.71
01/22/96       250 PURCHASED          23.95           50.00      -5,987.88        5,987.88
03/26/96        30 PURCHASED          24.45            6.00        -733.50          733.50
04/10/96       178 PURCHASED          30.45           35.60      -5,420.10        5,420.10
04/25/96       153 PURCHASED          30.70           30.60      -4,697.10        4,697.10
05/07/96        50 SOLD               30.35            7.50       1,157.44        1,184.06
05/14/96       127 PURCHASED          31.08           25.40      -3,946.53        3,946.53
06/24/96       133 PURCHASED          31.95           26.60      -4,249.35        4,249.35
07/02/96     2,966 SOLD               28.80            0.00      85,420.80       65,418.14

                                                                120,393.74
                  HAYS WHEEL INTL INC
         =====================================
08/19/96         1 SOLD               29.00            0.00          17.40          145.86
08/19/96        -1 SOLD  -REV         29.00            0.00         -17.40         -145.86
07/05/96         1 SOLD               29.00            0.00          17.40           13.88
11/13/96     1,676 PURCHASED          34.00          100.56     -56,984.00       56,984.00

                                                                 57,036.20
                 SHORT-TERM FUND
         =====================================
01/02/96        13 PURCHASED          1.00            0.00         -13.13           13.13
01/03/96        13 SOLD               1.00            0.00          13.13           13.13
01/04/96       106 PURCHASED          1.00            0.00        -106.08          106.08
01/12/96     5,954 PURCHASED          1.00            0.00      -5,954.26        5,954.26
01/25/96     5,988 SOLD               1.00            0.00      -5,987.88        5,987.88
02/02/96        12 PURCHASED          1.00            0.00         -12.44           12.44
02/16/96     3,746 PURCHASED          1.00            0.00      -3,745.53        3,745.53
03/04/96         8 PURCHASED          1.00            0.00          -8.20            8.20
03/07/96     1,295 SOLD               1.00            0.00      -1,294.55        1,294.55
03/19/96     6,544 PURCHASED          1.00            0.00      -6,543.52        6,543.52
03/28/96       449 SOLD               1.00            0.00        -448.79          448.79
03/29/96       734 SOLD               1.00            0.00         733.50          733.50
04/02/96        25 PURCHASED          1.00            0.00         -24.63           24.63
04/08/96        36 PURCHASED          1.00            0.00         -35.93           35.93
04/10/96     1,117 SOLD               1.00            0.00      -1,117.42        1,117.42
04/12/96     3,398 PURCHASED          1.00            0.00      -3,397.60        3,397.60
04/15/96     5,420 SOLD               1.00            0.00      -5,420.10        5,420.10


                                                                     PAGE NO. 17
                                                              ACCOUNT NO. 80943E
                                [COMERICA LOGO]
                     SCHEDULE OF REPORTABLE 5% TRANSACTIONS
                                    BY ISSUE
                   COMPUTED ON A 01/01/96 VALUE OF $62,346.49
                        HAYES WHEELS REPRESENTED - STOCK
                   JANUARY 1, 1996 THROUGH DECEMBER 31, 1996

                                                                             ADJUSTED
                                  PURCH/SALE    TRANSACTION   PURCHASE/SALE  HISTORICAL
TRADE DATE   SHARES/PV                PRICE        EXPENSE        PROCEEDS       COST

04/30/96     4,697 SOLD               1.00            0.00      -4,697.10     4,697.10
05/02/96        28 PURCHASED          1.00            0.00         -27.54        27.54
05/07/96     3,228 PURCHASED          1.00            0.00      -3,227.99     3,227.99
05/10/96     1,517 PURCHASED          1.00            0.00      -1,517.44     1,517.44
05/14/96       923 SOLD               1.00            0.00         922.72       922.72
05/17/96     3,947 SOLD               1.00            0.00       3,946.53     3,946.53
06/04/96         6 PURCHASED          1.00            0.00          -6.32         6.32
06/21/96     3,739 PURCHASED          1.00            0.00      -3,738.52     3,738.52
06/26/96       520 PURCHASED          1.00            0.00        -520.11       520.11
06/27/96     4,249 SOLD               1.00            0.00       4,249.35     4,249.35
07/02/96        46 PURCHASED          1.00            0.00         -46.07        46.07
07/12/96    85,421 PURCHASED          1.00            0.00     -85,420.80   85,420.800
07/31/96     3,343 PURCHASED          1.00            0.00      -3,342.88     3,342.88
08/02/96       256 PURCHASED          1.00            0.00        -255.89       255.89
08/21/96     2,734 PURCHASED          1.00            0.00      -2,733.55     2,733.55
08/22/96        17 PURCHASED          1.00            0.00         -17.40        17.40
08/22/96     3,442 SOLD               1.00            0.00       3,441.55     3,441.55
09/04/96       411 PURCHASED          1.00            0.00        -411.37       411.37
09/26/96     3,167 PURCHASED          1.00            0.00      -3,167.27     3,167.27
10/02/96     4,884 PURCHASED          1.00            0.00      -4,883.59     4,883.59
11/04/96       446 PURCHASED          1.00            0.00        -446.11       446.11
11/08/96    40,640 SOLD               1.00            0.00      40,639.93    40,639.93
11/14/96     5,445 PURCHASED          1.00            0.00      -5,444.73     5,444.73
11/18/96    56,984 SOLD               1.00            0.00      56,984.00    56,984.00
11/20/96     1,323 SOLD               1.00            0.00       1,322.63     1,322.63
12/03/96       198 PURCHASED          1.00            0.00        -197.78       197.78
12/20/96     2,101 SOLD               1.00            0.00       2,100.91     2,100.91

                                                              268,566.77

                                                                     EXHIBIT 28











                        Consent of KPMG Peat Marwick LLP




The Board of Directors
Hayes Wheels International, Inc.:


We consent to the incorporation by reference into (1) an exhibit of the annual report on Form 10-K of Hayes Wheels International, Inc., for the year ended January 31, 1997, and (2) the Post-Effective Amendment No. 1 to the Form S-8 Registration Statement (Number 33-308079) pertaining to the Hayes Wheels International, Inc. Savings Plan for Represented Employees and in the related prospectus of our report dated May 30, 1997, with respect to the financial statements of Hayes Wheels International, Inc. Savings Plan for Represented Employees included in this Annual Report (Form 11-K) for the year ended December 31, 1996.

                                                           KPMG Peat Marwick LLP

Detroit, Michigan
June 27, 1997